UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019

TERRA SECURED INCOME FUND 5, LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	000-55780 (Commission File Number)	90-0967526 (I.R.S. Employer Identification No.)

550 Fifth Avenue, 6th Floor

New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 753-5100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2019, Terra Property Trust, Inc. (the “REIT Subsidiary”), the indirect majority-owned subsidiary through which Terra Secured Income Fund 5, LLC (the “Company”) conducts substantially all of its business, entered into a Contribution and Repurchase Agreement (the “Agreement”) with Terra International Fund 3, L.P. (the “Contributor”) and Terra International Fund 3 REIT, LLC, a wholly-owned subsidiary of the Contributor (the “Contributor Subsidiary”).

Pursuant to the Agreement, the Contributor, through the Contributor Subsidiary, contributed cash in the amount of $3,620,000 to the REIT Subsidiary in exchange for 212,690.95 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”) of the REIT Subsidiary, at a price of $17.02 per Share. In addition, the Contributor agreed to contribute to the REIT Subsidiary future cash proceeds, if any, raised from time to time by the Contributor, and the REIT Subsidiary agreed to issue shares of Common Stock to the Contributor in exchange for any such future cash proceeds, in each case pursuant to and in accordance with the terms and conditions specified in the Agreement. The Shares were issued in a private placement in reliance on Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Terra REIT Advisors, LLC, the external manager of the REIT Subsidiary, also serves as adviser to the Contributor and the Contributor Subsidiary. In addition, the general partner of the Contributor is Terra International Fund 3 GP, LLC, which is an affiliate of Terra Fund Advisors, LLC, the manager of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned in the capacities indicated* hereunto duly authorized.

TERRA SECURED INCOME FUND 5, LLC

Date: October 4, 2019	By:	/s/ Gregory M. Pinkus
		Name:	Gregory M. Pinkus
		Title:	Chief Financial Officer and Chief Operating Officer

* The registrant is a limited liability company managed by Terra Fund Advisors, LLC, its sole and managing member and the signatory is signing in his capacity as an officer of Terra Fund Advisors, LLC.